UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1624 Market Street, Suite 311

Denver, Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Credit Agreement. On May 1, 2024 (the “Closing Date”), The ONE Group Hospitality, Inc. (the “Company”), The ONE Group, LLC, a wholly owned subsidiary of the Company, and certain other operating subsidiaries of the Company entered into a Credit Agreement (“Credit Agreement”) with Deutsche Bank AG New York Branch, HPS Investment Partners, LLC, HG Vora Capital Management, LLC and certain of their respective affiliates and subsidiaries (collectively, the “Initial Lenders”). The Credit Agreement provides for a $350.0 million senior secured term loan facility (the “Term Loan Facility”) and a $40.0 million senior secured revolving credit facility (the “Revolving Facility”, and together with the Term Loan Facility, the “Facilities”), up to $10.0 million of which will be available in the form of letters of credit. On the Closing Date the Company borrowed $350 million under the Term Loan Facility and the Revolving Facility was undrawn.

The Term Loan Facility will not be subject to a financial covenant and the Revolving Facility’s financial covenant will apply only after 35% of the Revolving Facility’s capacity has been drawn.

The Term Loan Facility will bear interest at a margin over a reference rate selected at the option of the borrower. The margin for the Term Loan Facility will be 6.5% per annum for SOFR borrowings and 5.5% per annum for base rate borrowings. The Term Loan Facility will mature on the fifth anniversary of the date of the related loan agreement. The Term Loan Facility is payable in quarterly installments commencing with the fiscal quarter ending September 30, 2024, and are 1% per annum for the first year (through June 30, 2025), then 2.5% per annum for the next two years (through June 30, 2027), then 5% per annum thereafter through maturity on April 30, 2029.

The Revolving Facility will bear interest at a margin over a reference rate selected at the option of the borrower. The margin for the Revolving Facility will be set quarterly based on the Company’s Consolidated Net Leverage Ratio for the preceding four fiscal quarter period and will range from 5.5% to 6.0% per annum for SOFR borrowings and 4.5% to 5.0% for base rate borrowings. The Revolving Facility will mature on the date that is fifty-four months after the date of the related loan agreement.

The Term Loan Facility was used to finance the Acquisition (as defined below) as well as refinance the Company’s existing credit agreement with Goldman Sachs Specialty Lending Group, L.P. and Goldman Sachs Bank USA (the “Refinancing”) and to pay fees and expenses in connection with the Acquisition, the Refinancing, the issuance and sale of the Preferred Stock (as defined below) and incurrence of the Facilities.

Registration Rights Agreement. On the Closing Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with (a) HPC III Kaizen LP, an affiliate of Hill Path Capital LP, and (b) HPS Special Situations Opportunity Fund II, L.P., SSOF II BH US Subsidiary, L.P., HPS Corporate Lending Fund and HPS Corporate Capital Solutions Fund (clause (b), collectively, the “HPS Investors”), affiliates of HPS Investment Partners, LLC (clause (a) and (b), the “Preferred Investors”), pursuant to which, among other things, the Preferred Investors were granted customary rights to (i) require the Company to file and maintain the effectiveness of a shelf registration statement with respect to the resale of warrants exercisable for shares of the Company’s common stock received by the Preferred Investors (as well as the shares of common stock underlying the warrants received by the Preferred Investors) pursuant to that certain Investment Agreement dated as of March 26, 2024 by and among the Company, HPC III Kaizen LP and HPS Investment Partners, LLC(the “Investment Agreement”), and (ii) under certain circumstances, to require the Company to undertake underwritten offerings of such warrants and such shares.

The foregoing descriptions of the Credit Agreement and Registration Rights Agreement are summaries only and are qualified in their entirety by reference to the full text of the Credit Amendment and Registration Rights Agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. Additionally, the Company issued a press release announcing the closing of the acquisition of 100% of the issued and outstanding equity interests of Safflower Holdings Corp. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company acquired 100% of the issued and outstanding equity interests of Safflower Holdings Corp. from Safflower Holdings LLC, for $365.0 million in cash, subject to customary adjustments for indebtedness, cash, net working capital and seller transaction expenses (the “Acquisition”). Safflower Holdings Corp.

beneficially owns most of the Benihana restaurants, as well as all of the RA Sushi restaurants, in the United States. It also franchises Benihana locations in the U.S., Latin America (excluding Mexico) and the Caribbean.

On April 29, 2024, the Stock Purchase Agreement for the Acquisition was amended to eliminate the requirement that the Benihana Restaurant Employees 401(k) Plan and the Benihana 401(k) Plan be terminated prior to close.  A copy of the amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 are incorporated into this item.

Item 3.02 Unregistered Sales of Equity Securities.

On the Closing Date, pursuant to the Investment Agreement, the Company sold and issued to (a) HPC III Kaizen LP, for $150 million cash, subject to a 5% original issuance discount, 150 shares of Preferred Stock (as defined below) in book-entry form, a warrant to purchase 1,786,582 shares of Common Stock of the Company for an exercise price of $0.01 per share, and a warrant to purchase 1,000,000 shares of Common Stock of the Company for an exercise price of $10.00 per share and (b) to the HPS Investors, for $10 million cash in the aggregate, subject to a 5% original issuance discount, securities allocated among the HPS Investors as follows: (i) to HPS Special Situations Opportunity Fund II, L.P., 4,309 shares of such Preferred Stock in book-entry form, a warrant to purchase 51,236 shares of Common Stock of the Company for an exercise price of $0.01 per share, and a warrant to purchase 28,729 shares of Common Stock of the Company for an exercise price of $10.00 per share, (ii) to SSOF II BH US Subsidiary, L.P., 3,961 shares of such Preferred Stock in book-entry form, a warrant to purchase 43,957 shares of Common Stock of the Company for an exercise price of $0.01 per share, and a warrant to purchase 24,604 shares of Common Stock of the Company for an exercise price of $10.00 per share, (iii) to HPS Corporate Lending Fund, 1,000 shares of such Preferred Stock in book-entry form, a warrant to purchase 11,911 shares of Common Stock of the Company for an exercise price of $0.01 per share, and a warrant to purchase 6,667 shares of Common Stock of the Company for an exercise price of $10.00 per share, and (iv) to HPS Corporate Capital Solutions Fund, 1,000 shares of such Preferred Stock in book-entry form, a warrant to purchase 11,911 shares of Common Stock of the Company for an exercise price of $0.01 per share, and a warrant to purchase 6,667 shares of Common Stock of the Company for an exercise price of $10.00 per share, in each case of clauses (a) and (b), in a private placement exempt from registration under the Securities Act of 1933, as amended. A copy of each such warrant is attached as an exhibit to this Current Report on Form 8-K and incorporated by reference into this Item 3.02.

The obligation to issue these securities was previously reported on the Form 8-K filed by the Company on March 26, 2024.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Investment Agreement, on May 1, 2024, effective upon the closing of the Acquisition, James Chambers and Scott Ross were appointed as Class I and Class III directors, respectively, to the Company’s Board of Directors (the “Board”).

Mr. Ross is the Founder and Managing Partner of Hill Path Capital LP, a private investment firm. Prior to founding Hill Path, Mr. Ross served as a Partner at Apollo Global Management LLC, a firm he joined in 2004, where he was responsible for leading private equity and debt investments in the lodging, leisure, entertainment, consumer and business services sectors. Prior to that, Mr. Ross was a member of the Principal Investment Area in the Merchant Banking Division of Goldman, Sachs & Co. and a member of the Principal Finance Group in the Fixed Income, Currencies, and Commodities Division of Goldman, Sachs & Company. Mr. Ross was employed by Shumway Capital Partners from August 2008 to September 2009. Mr. Ross has been a director of United Parks & Resorts Inc. (NYSE: PRKS) since November 2017 and has served as Chairman of the Board since July 2019. Mr. Ross previously served on the board of directors of Diamond Eagle Acquisition Corp., Great Wolf Resorts, Inc., EVERTEC, Inc. and CEC Entertainment, Inc. (parent company of Chuck E. Cheese’s and Peter Piper Pizza). Mr. Ross graduated magna cum laude from Georgetown University in 2002 with a B.A. degree in Economics and was elected to Phi Beta Kappa.

Mr. Chambers is a Partner and Co-Founder of Hill Path Capital LP. Prior to Hill Path, Mr. Chambers was a Principal at Apollo Management, where he worked from 2009 to 2016 on a wide range of private equity and credit transactions across a variety of industries, particularly in the out-of-home entertainment, leisure, and hospitality sectors. Prior to Apollo, Mr. Chambers worked in the Consumer Retail Group in the Investment Banking Division of Goldman Sachs & Co. where he advised consumer products, retail and restaurant companies on a variety of strategic and capital raising activities. Mr. Chambers has been a director of United Parks & Resorts Inc. (NYSE: PRKS) (f/k/a SeaWorld Entertainment, Inc.) since June 2019 and is a member of the Compensation Committee, Revenue Committee and the Nominating and Corporate Governance Committee, of which he is the Chairperson. Mr. Chambers has been a director of Dave & Buster’s Entertainment, Inc. (NASDAQ: PLAY) since December 2020 and is a member of the Finance Committee and the Compensation Committee, of which he is the Chairperson. Mr. Chambers has previously served on the board of directors of Great Wolf Resorts, Inc., CEC Entertainment Inc. (the parent company of Chuck E. Cheese’s), Principal Maritime Tankers Corp. and Principal Chemical Carriers, LLC. Mr. Chambers graduated from Duke University in 2007 with a B.A. in Political Science and a Certificate in Markets and Management.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designations. On April 30, 2024, the Company filed a Certificate of Designations of Series A Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware in connection with the closing of the Acquisition, designating the rights and preferences of 160,000 shares of the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), issued on the Closing Date to the Preferred Investors under that certain Investment Agreement, dated March 26, 2024, between the Company and the Preferred Investors. The description of the Certificate of Designations contained in Item 1.01 of the Company’s Current Report on Form 8-K filed March 26, 2024 is incorporated by reference into this Item 5.03.

The foregoing description of the Certificate of Designations is a summary only and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 1, 2024, the Company issued a press release announcing the closing of the acquisition of 100% of the issued and outstanding equity interests of Safflower Holdings Corp. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required to be filed by this item will be filed by amendment not later than July 17, 2024.

(b) Pro forma financial information.

The pro forma financial information required to be filed by this item will be filed by amendment not later than July 17, 2024.

(d) Exhibits.

3.1	Certificate of Designations of Series A Preferred Stock of the Company filed with the Delaware Secretary of State on April 30, 2024.
4.1	Warrant Certificate No. A-1, dated May 1, 2024, issued by the Company to HPC III Kaizen LP
4.2	Warrant Certificate No. A-2, dated May 1, 2024, issued by the Company to HPS Special Situations Opportunity Fund II, L.P.
4.3	Warrant Certificate No. A-3, dated May 1, 2024, issued by the Company to SSOF II BH US Subsidiary, L.P.
4.4	Warrant Certificate No. A-4, dated May 1, 2024, issued by the Company to HPS Corporate Lending Fund
4.5	Warrant Certificate No. A-5, dated May 1, 2024, issued by the Company to HPS Corporate Capital Solutions Fund
4.6	Warrant Certificate No. B-1, dated May 1, 2024, issued by the Company to HPC III Kaizen LP
4.7	Warrant Certificate No. B-2, dated May 1, 2024, issued by the Company to HPS Special Situations Opportunity Fund II, L.P
4.8	Warrant Certificate No. B-3, dated May 1, 2024, issued by the Company to SSOF II BH US Subsidiary, L.P.
4.9	Warrant Certificate No. B-4, dated May 1, 2024, issued by the Company to HPS Corporate Lending Fund
4.10	Warrant Certificate No. B-5, dated May 1, 2024, issued by the Company to HPS Corporate Capital Solutions Fund
4.11

Registration Rights Agreement dated May 1, 2024 by and among the Company, HPC III Kaizen LP, HPS Special Situations Opportunity Fund II, L.P., SSOF II BH US Subsidiary, L.P., HPS Corporate Lending Fund and HPS Corporate Capital Solutions Fund.

10.1	Credit Agreement dated May 1 2024 with Deutsche Bank AG New York Branch, HPS Investment Partners, LLC, HG Vora Capital Management, LLC and certain of their respective affiliates and subsidiaries.*
10.2	Amendment No. 1 to Stock Purchase Agreement dated April 29, 2024 between Safflower Holdings LLC, Safflower Holdings Corp., TOG Kaizen Acquisition, LLC and The ONE Group Hospitality, Inc.
99.1	Press Release dated May 1, 2024.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2024	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Tyler Loy
	Name:	Tyler Loy
	Title:	Chief Financial Officer